UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026 (June 12, 2026)

Payoneer Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40547	86-1778671
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 27th floor New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 600-9272

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	PAYO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On June 12, 2026, Payoneer Global Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Neon Maple Parent Inc., a corporation incorporated pursuant to the laws of Canada (“Nuvei”), and Panda Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of Nuvei (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Nuvei.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time, subject to certain limitations, will be converted into the right to receive $7.40 in cash, without interest (the “Merger Consideration”).

Treatment of Company Equity Awards

At the Effective Time, outstanding equity awards of the Company will generally be treated as follows:

Options. Each vested option to purchase shares of Company Common Stock (“Option”) will be cancelled in exchange for a cash payment equal to the excess of the Merger Consideration over the exercise price of such Option, net of applicable tax withholding. Each unvested Option will be cancelled and converted into a deferred cash award equal to the excess of the Merger Consideration over the exercise price of such Option, subject to substantially the same vesting and payment terms (with accelerated vesting at the closing of the Merger of seventy-five percent (75%) of such deferred cash awards held by John Caplan, the Company’s Chief Executive Officer, in accordance with contractual arrangements (and vesting of the remaining twenty-five percent (25%) on the nine-month anniversary of the closing of the Merger, subject to the terms of the Caplan Letter Agreement (as defined below)). Options with an exercise price equal to or greater than the Merger Consideration will be cancelled for no consideration.

RSU Awards. Each vested restricted stock unit award relating to shares of Company Common Stock that is subject solely to service-based vesting requirements as of the grant date (“RSU Award”) will be cancelled in exchange for a cash payment equal to the Merger Consideration, net of applicable tax withholding. Each unvested RSU Award will be cancelled and converted into a deferred cash award equal to the Merger Consideration, subject to substantially the same vesting and payment terms (with accelerated vesting at the closing of the Merger of seventy-five percent (75%) of such deferred cash awards held by Mr. Caplan (and vesting of the remaining twenty-five percent (25%) on the nine-month anniversary of the closing of the Merger, subject to the terms of the Caplan Letter Agreement) and fifty percent (50%) of such deferred cash awards held by Bea Ordonez, the Company’s Chief Financial Officer, in accordance with contractual arrangements).

PSU Awards. Each restricted stock unit award relating to shares of Company Common Stock that is subject to performance-based vesting requirements as of the grant date (“PSU Award”) will be treated as follows. With respect to any PSU Award for which the applicable performance goals are the achievement of Adjusted EBITDA and Core Revenue (each as defined in the applicable award agreement), (x) for any performance year or performance period that is incomplete or for which the applicable performance measurement date has not yet occurred as of the Effective Time, the number of shares will be based on the greater of the target and actual level of achievement and (y) for any completed performance year or performance period, the number of shares will be based on the determination and certification of the goals by the Company Board of Directors prior to the Effective Time. For any PSU Award for which the applicable performance goal is the achievement of specified stock price performance targets, (x) for PSU Awards held by Mr. Caplan and Ms. Ordonez, the share price performance goals will be deemed achieved and (y) for any other holder, the performance goals will be determined based on stock price achievement when measured against the Merger Consideration. Each vested PSU Award (after taking into account the performance described above) will be cancelled in exchange for a cash payment equal to the Merger Consideration, subject to applicable tax withholding. Each unvested PSU Award (after taking into account the performance described above) will be cancelled and converted into a deferred cash award equal to the Merger Consideration, subject to substantially the same vesting and payment terms (but subject solely to time-based vesting conditions) (with accelerated vesting at the closing of the Merger of seventy-five percent (75%) of such deferred cash awards held by Mr. Caplan (and vesting of the remaining twenty-five percent (25%) on the nine-month anniversary of the closing of the Merger, subject to the terms of the Caplan Letter Agreement) and fifty percent (50%) of such deferred cash awards held by Ms. Ordonez in accordance with contractual arrangements).

Closing Conditions

Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including, among others: (i) the adoption of the Merger Agreement and the approval of the transactions contemplated thereby by the affirmative vote (in person or by proxy) of the holders of a majority of the voting power of the outstanding Company Common Stock entitled to vote thereon (the “Company Stockholder Approval”); (ii) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (iii) compliance by the parties with their respective covenants in the Merger Agreement in all material respects; (iv) the absence of any law or order restraining, enjoining, or otherwise prohibiting the consummation of the Merger; (v) the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other approvals under specified antitrust, foreign investment and money transmitter license laws; (vi) the Company shall have provided certain required notices and received certain required change in ownership and change-in-control approvals for certain governmental authorizations held by the Company and its subsidiaries; and (vii) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) on or after the date of the Merger Agreement that is continuing as of immediately prior to the closing.

Board Approval of the Merger Agreement

The Merger Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by the Company Board of Directors and the Company Board of Directors has resolved to recommend to the stockholders of the Company to adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants made by each of the Company, Nuvei and Merger Sub, including, among others, covenants by the Company regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, public disclosures and other matters. The Company is required, among other things, not to solicit alternative business combination transactions and, subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction.

Termination Rights, Termination Fees

Both the Company and Nuvei may terminate the Merger Agreement under certain specified circumstances, including, among others, (i) if the Merger is not consummated by June 12, 2027, subject to an extension for three months in order to obtain required regulatory approvals, (ii) if the Company Stockholder Approval is not obtained at the Company’s stockholders meeting to adopt the Merger Agreement and approve the Merger, (iii) in the case of Nuvei, if the Company willfully and materially breaches its covenants not to solicit alternative business combination transactions or the Company Board of Directors effects a change of recommendation with respect to the proposed transaction or (iv) in the case of the Company, in order to enter into a definitive agreement with respect to a “superior proposal” subject to certain requirements. In certain circumstances in connection with the termination of the Merger Agreement, including if the Company materially breaches its covenants not to solicit alternative business combination transactions, the Company Board of Directors effects a change of recommendation, or the Company terminates the Merger Agreement to enter into a definitive agreement with respect to a “superior proposal,” the Company would be required to pay Nuvei a termination fee of $89,000,000 in cash. In addition, in certain circumstances in connection with the termination of the Merger Agreement, including if the Company terminates the Merger Agreement because Nuvei fails to complete the transactions when required to do so under the terms of the Merger Agreement. Nuvei would be required to pay the Company a termination fee of $165,000,000 in cash. In the event that the Company terminates the Merger Agreement (i) because Nuvei materially breaches any of its representations, warranties or covenants (subject to certain cure rights) or (ii) under other circumstances and, at the time of termination, there has been fraud or willful and material breach of the Merger Agreement by Nuvei, the Company may elect to either receive such termination fee or pursue damages to be capped at $275,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or Nuvei. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of the Company and Nuvei to each other in connection with the signing of the Merger Agreement or in filings of the respective parties with the United States Securities and Exchange Commission (the “SEC”). These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and Nuvei rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as a characterization of the actual state of facts about the Company, Merger Sub or Nuvei. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, the Company, Merger Sub, Nuvei, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the proxy statement on Schedule 14A that the Company will file, as well as in the Form 10-K, Form 10-Q, Form 8-K and other filings that the Company may make with the SEC.

Voting Agreements

In connection with the transaction, certain stockholders of the Company (collectively, the “Support Stockholders”) have executed voting and support agreements (the “Voting Agreements”) in favor of Nuvei concurrently with the execution of the Merger Agreement, pursuant to which such Support Stockholders have agreed, among other things and subject to the terms and conditions of the Voting Agreements, to vote certain shares of Company Common Stock owned by them in favor of the approval and adoption of the Merger and the Merger Agreement. The Support Stockholders represent approximately 19% of the votes of all issued and outstanding shares of the Company Common Stock entitled to vote on the adoption of the Merger Agreement and approval of the transactions contemplated thereby. The Voting Agreements will terminate upon the earliest of (i) such date and time as the Merger Agreement shall be validly terminated, (ii) the effective time of the Merger or (iii) such date and time of any amendment, modification, change or waiver of any provision of the Merger Agreement (x) that reduces the amount or changes the form of the Merger Consideration (other than adjustments in accordance with the terms of the Merger Agreement) or (y) in a manner adverse in any material respect to the Support Stockholders.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Voting Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

Press Release

Attached as Exhibit 99.1 to this Report is the press release jointly issued by the parties announcing the transactions on June 15, 2026.

The information set forth in this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Concurrently with entering into the Merger Agreement, Mr. Caplan entered into a letter agreement with Nuvei (the “Caplan Letter Agreement”), pursuant to which Mr. Caplan acknowledged that any changes to his position, title, authority, duties or responsibilities as a result of the closing of the Merger would not constitute “good reason” under any of his agreements or arrangements with the Company. Mr. Caplan further agreed that he will cease to serve as an employee of the Company as of the closing of the Merger, but will continue to make himself reasonably available to Nuvei as a consultant on an as-needed basis for the nine (9) month period immediately after the closing of the Merger for transition and integration matters. Consistent with the terms of the Merger Agreement, Mr. Caplan will be entitled to the accelerated vesting of his Options, RSU Awards and PSU Awards, in each case, as described above in the description of the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, by and among Payoneer Global Inc., Neon Maple Parent Inc. and Panda Acquisition Sub Inc., dated as of June 12, 2026.

10.1	Form of Voting and Support Agreement, by and among Neon Maple Parent Inc. and certain stockholders of Payoneer Global Inc.

99.1	Joint Press Release, dated as of June 15, 2026, by Payoneer Global Inc. and Neon Maple Parent Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Except for historical information contained in this communication, the matters discussed herein contain forward-looking statements that involve risks and uncertainties. Such statements are provided under the “safe harbor” protection of the Act. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “positioning,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements include, but are not limited to, statements about transition and the impact of recent changes to our executive management team; statements regarding the expectations of demand for our products and cash flow generation; statements about improvements to and expansion of our products and platform, and launching new products; statements about future operating results, including revenue, volume, growth opportunities, variability of expenses, ability to realize efficiencies, future spending and incremental investments, business trends, our ability to deliver profits, and growth and value for shareholders; and assumptions regarding foreign exchange rates.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions (the “Transaction”) contemplated by the Merger Agreement, including the expected time period to consummate the Transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, partner, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, wars, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1845815/000110465926020487/payo-20251231x10k.htm), quarterly reports on Form 10-Q and other documents subsequently filed by the Company with the Securities Exchange Commission (“SEC”) and that are available at https://www.sec.gov/edgar/search/#/ciks=0001845815&entityName=Payoneer%2520Global%2520Inc.%2520(PAYO)%2520(CIK%25200001845815). The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A. The definitive proxy statement will be sent to the stockholders of the Company seeking their approval of the Transaction and other related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents, including the proxy statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov/edgar/browse/?CIK=1845815&owner=exclude. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at https://investor.payoneer.com/financials/sec-filings.

Participants in the Solicitation

The Company, Nuvei and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company common stock is also set forth in the Company’s definitive proxy statement in connection with its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 27, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926049462/tm261500-1_def14a.htm) and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926020487/payo-20251231x10k.htm). Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926020487/payo-20251231x10k.htm), and in the sections entitled “Information Regarding the Board of Directors and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” “Certain Relationships and Related Party Transactions,” and “Independence of the Board of Directors” included in the Company’s definitive proxy statement in connection with its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 27, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926049462/tm261500-1_def14a.htm). Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYONEER GLOBAL INC.

June 15, 2026	By:	/s/ Bea Ordonez
Name: Bea Ordonez
Title: Chief Financial Officer